Assignee Initial: /s/ I.Y.

Assignor Initial: /s/ H.B.

ABSOLUTE ASSIGNMENT OF PATENT RIGHTS

This Absolute Assignment of Patent Rights, effective September 18, 2007 is made

BETWEEN

HANS BIO SHAFT LIMITED, having a place of business at Sofia House, 28 Cathedral Road, CARDIFF, CF11 9LJ, United Kingdom

(hereinafter the "Assignor")

AND

POINTSTAR ENTERTAINMENT CORP., having a place of business at Loft Office Building 3, Suite #104, P.O. Box 500449 Dubai, United Arab Emirates

(hereinafter the "Assignee")

WHEREAS the Assignor owns absolutely the entire right, title and interest in the inventions (hereinafter the "Inventions") disclosed in:

(a)	United Kingdom patent GB2390365 (from application GB0215220.5);
(b)	PCT international patent application PCT/GB04/00002 (publication WO2005066081);
(c)	European patent application EP20040700280 (publication EP1711440); and
(d)	United States patent application US10/585,244 (publication US 2007-0163954 A1),

for a "WASTE WATER TREATMENT PLANT AND METHOD" invented by Hassan Hans BADREDDINE (hereinafter collectively, the "Patents");

AND WHEREAS the Assignee wishes to own absolutely the entire right, title and interest in the Inventions and the Patents;

NOW THEREFORE, be it known that, for good and valuable consideration, the receipt and sufficiency of which the Assignor hereby acknowledges, the parties agree as follows:

This is Page 1 of 4 of an Absolute Assignment Of Patent Rights

dated for reference September 18, 2007

between Assignor HANS BIO SHAFT LIMITED

and Assignee POINTSTAR ENTERTAINMENT CORP

.

Assignee Initial: /s/ I.Y.

Assignor Initial: /s/ H.B.

1. The Assignor assigns absolutely to the Assignee, its lawful successors and assigns, the Assignor's entire right, title, and interest in the Inventions and the Patents, including:

(a)

all rights to claim domestic and foreign priority from any of the Patents, including claims based on ascendant, descendant, sibling or otherwise related patents and applications, including claims asserted pursuant to the Patent Cooperation Treaty and the Paris Convention for the Protection of Industrial Property;

(b)	all domestic patents and patent applications related to any of the Patents, including divisionals, continuations, continuations-in-part, and reissues; and
(c)

all patents and patent applications in foreign jurisdictions, including both national and regional jurisdictions, that claim priority from any of the Patents, or ascendant, descendant, sibling or otherwise related patents and applications, including divisionals, continuations, continuations-in-part, and reissues,

(hereinafter collectively, the "Rights").

2. The Assignor will, without further consideration:

(a)	execute and deliver to the Assignee all documents that may be necessary or desirable to perfect the Assignee's claim to the Rights, including additional patent applications and assignments;
(b)

execute and deliver to the Assignee all documents that may be necessary or desirable in connection with any interference, conflict or opposition proceeding relating to the Rights and co-operate with the Assignee in every way possible in obtaining evidence and going forward with such interference, conflict or opposition proceeding.

(c)	testify in any legal proceeding relating to the Rights; and
(d)	generally do everything possible to aid the Assignee, its successors and assigns, to obtain and enforce the Rights,

it being understood that any incidental expenses will be borne by the Assignee, its successors and assigns.

3. The Assignor authorizes and requests that the respective Offices issue to the Assignee any and all letters patent relating to the Rights.

4. The Assignor represents and warrants that it has the full right and authority to assign the Rights without encumbrance and that it has not executed and will not execute any agreement in conflict herewith.

This is Page 2 of 4 of an Absolute Assignment Of Patent Rights

dated for reference September 18, 2007

between Assignor HANS BIO SHAFT LIMITED

and Assignee POINTSTAR ENTERTAINMENT CORP

.

Assignee Initial: /s/ I.Y.

Assignor Initial: /s/ H.B.

5. The parties hereby adopt the mark as a seal and its placement next to a signature of a party is conclusive evidence that such party is bound by the terms of this Agreement without any further consideration.

IN TESTIMONY WHEREOF, we have hereunto set our hands.

AGREED TO BY THE ASSIGNOR:
HANS BIO SHAFT LIMITED (Name of Assignor)	United Kingdom (Jurisdiction of Incorporation)
/s/ Hassen Hans Badreddine (Authorized Signatory) /s/ H. H. Badreddine (Printed Name) /s/ Director (Title)	September 18, 2007 (Date)
Sofia House, 28 Cathedral Road, CARDIFF, CF11 9LJ, United Kingdom (Address of Assignor)

WITNESS:

On this 18th day of September, 2007, before me personally appeared

Hassan Hans Badreddine, an authorized signatory of the Assignor,

who executed the foregoing instrument as the Assignor.

/s/ Talal Yassin
(Name of Witness)

Talal Yassin
(Signature of Witness)

918 – 1030 West Georgia Street, Vancouver, BC
(Address of Witness)

This is Page 3 of 4 of an Absolute Assignment Of Patent Rights

dated for reference September 18, 2007

between Assignor HANS BIO SHAFT LIMITED

and Assignee POINTSTAR ENTERTAINMENT CORP

.

ACCEPTED BY ASSIGNEE :
POINTSTAR ENTERTAINMENT CORP. (Name of Assignee)	Nevada, USA (Jurisdiction of Incorporation)
/s/ Imad Yassine (Authorized Signatory) /s/ Imad Kamel Yassine (Printed Name) Director (Title)	September 18, 2007 (Date)
Loft Office Building 3, Suite #104, P.O. Box 500449 Dubai, United Arab Emirates (Address of Assignee)

WITNESS:

On this 18th day of September, 2007, before me personally appeared

Imad Kamel Yassin, an authorized signatory of the Assignee,

who executed the foregoing instrument as the Assignee.

/s/ Talal Yassin
(Name of Witness)

Talal Yassin
(Signature of Witness)

918 – 1030 West Georgia Street, Vancouver, BC
(Address of Witness)

This is Page 4 of 4 of an Absolute Assignment Of Patent Rights

dated for reference September 18, 2007

between Assignor HANS BIO SHAFT LIMITED

and Assignee POINTSTAR ENTERTAINMENT CORP

.

CW1368237.3